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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21455

                     Dreman/Claymore Dividend & Income Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        2455 Corporate West Drive Lisle, IL                    60532
     ------------------------------------------             ----------
      (Address of principal executive offices)              (Zip code)

               Nicholas Dalmaso, Chief Legal and Executive Officer
                     Dreman/Claymore Dividend & Income Fund
                    2455 Corporate West Drive Lisle, IL 60532
                   -------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700


                    Date of fiscal year end: October 31, 2004


                   Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide full text of semi-annual report.]

          Annual                                         Dreman / Claymore |
          Report                                    Dividend & Income Fund | DCS
October 31, 2004                                                           |


                             [GRAPHIC APPEARS HERE]


[LOGO OF DREMAN VALUE MANAGEMENT, LLC]                     [LOGO OF CLAYMORE(R)]

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                                                          www.dremanclaymore.com

                                                        your path to the LATEST,

                                           most up-to-date INFORMATION about the

                                        Dreman / Claymore Dividend & Income Fund


                             [GRAPHICS APPEARS HERE]


The shareholder report you are reading right now is just the beginning of the story. Online at dremanclaymore.com, you will find:

..    Daily, weekly and monthly data on share prices, distributions, dividends and more

..    Monthly portfolio overviews and performance analyses

..    Announcements, press releases and special notices

..    Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

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DCS | Dreman/Claymore Dividend & Income Fund

Dear Shareholders

[GRAPHIC APPEARS HERE]
David N. Dreman

We are delighted to submit our first annual report to the shareholders of the Dreman/Claymore Dividend & Income Fund ("DCS"). The Fund's investment objective is to construct a portfolio of high-quality investments which provide a high level of current income, with a secondary objective of capital appreciation, while taking advantage of the new, favorable tax rates on dividend income. In keeping with the Dreman Value Management approach of seeking to identify superior companies which we perceive are extremely attractive valuations, we have constructed a portfolio that we believe is consistent with this objective.

While the Fund's common shares returned - 7.33% based on market price from inception of the Fund (January 27, 2004) to October 31, 2004, the Fund's return on net asset value (NAV) increased 2.47%, outperforming the S&P 500 Index which returned -0.89% during this same period. The Fund's NAV return represents the portfolio value of the Fund and assumes the reinvestment of the $0.65 per common share of dividends that were paid during the period. The out-performance of the Fund can be attributed to our stock selection in the value sector, which significantly outperformed the S&P 500, as well as the above-average yields from the securities that produce qualified dividend income for the Fund. As of October 31, 2004 the portfolio is comprised of 79% common stocks, 18% preferred securities, and 3% in a combination of corporate bonds, investment companies and other short-term investments. The top four sectors are financials (41.4%); consumer staples (23.9%); utilities (14.4%) and energy (10.6%) which together aggregate approximately 90% of the Fund's portfolio.

The Year in Review

2004 has been a somewhat lackluster year in the equity markets. Numerous factors have intertwined to increase investor uncertainty as well as cloud the economic future. These include: the Presidential election, the Federal Reserve move to an increasing rate environment, oil prices exceeding $50 per barrel, and the stimulus of tax cuts fading. Looking forward, our wall of worry includes the future strength of the consumer, the prospects for higher inflation and the outlook for the dollar.

Little has changed in our economic outlook over the last year or so. We have been concerned for some time about the growth of the US economy as the huge amount of stimulus from tax cuts, historically low interest rates, and the refinancing boom winds down. The unemployment rate, though slowly improving, will likely remain around 5.4% until job growth exceeds the 200,000 per month level. The historically low savings rate, driven by a consumer's willingness to spend, is causing a huge demand for foreign capital that is driving up the percentage of US debt held by foreigners. We believe that these trends will impact economic growth in the coming year, but we still believe that the US will experience reasonable Gross Domestic Product growth over the next several quarters.

Our emphasis on high-quality, dividend-paying companies, we feel, has positioned the portfolio to weather our cautious outlook although there never can be any guarantees. We believe our holdings in the consumer staples and energy sectors will serve our shareholders well, as they meet this profile.

2005 and Beyond

Although value stocks have performed well since 2000, we expect their outperformance to continue especially if our cautious outlook materializes. Higher interest rates, moderate economic and earnings growth and persistently higher energy prices bode well for the performance of value stocks relative to growth. Dot.com and Technology stocks remain richly priced relative to their fundamentals. By contrast, value stocks continue to trade at significant discounts to the valuation of the S&P 500.

More than ever, we expect the equity markets to have ever increasing volatility. Some of this concern stems from our view that investors have an increasing appetite for risk. Google's ("GOOG") recent initial public offering is an example of how initial skepticism can move to exuberance in a flash without significant change in the fundamentals. With the overall market valuation high by historic terms and growth slowing, we would expect investors to reduce their risk profile. Seeking out strong, well-managed companies where earnings growth is more predictable and valuations attractive should accomplish that objective. Our focus on consumer staples, energy and financials would fit the theme of predictable earnings growth.

Portfolio Discussion

The portfolio's energy holdings were the best performing stocks for the fiscal year rising more than 25% as a group based on the higher than expected increase in oil and gas prices. Chevron Texaco (2.2% of the portfolio), ConocoPhilips (2.3% of the portfolio) and Devon Energy (1% of the portfolio) returned 24%, 27.5% and 25.75%, respectively. Though energy names in general have had strong price appreciation, the major integrated oil companies

                                            Annual Report | October 31, 2004 | 1

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DCS | Dreman/Claymore Dividend & Income Fund | Dear Shareholder Letter continued


and exploration and production companies remain at attractive valuations. It is our opinion that higher commodity prices are here to stay and many are underestimating the sustainability of tight supply/demand dynamics occurring globally. Therefore, we expect major upward revisions in 2005 earnings for the sector overall.

The financial sector continues to represent the largest weight in the portfolio at 41%. The exposure is very broad through commercial banks, thrifts & mortgage finance, REITs and insurance companies. Bank stocks have traditionally been solid performers for value managers and we will continue to ferret out new ideas in the industry. The portfolio has been positioned more in the larger banks because of more attractive valuations, greater diversification across business lines, more focus on fee businesses such as asset management and exposure to overall capital markets activity. We anticipate these companies will hold up much better in a higher interest-rate environment, as they are less reliant on the consumer mortgage business that could see pressure going forward.

Our biggest positions in this group are Bank of America ("BAC", 1.9% of the portfolio) and Washington Mutual ("WM", 3.7% of the portfolio). The latter has experienced a number of challenges as management has tried to pull together legacy acquisitions. Problems have arisen in their mortgage origination and mortgage servicing rights business, as hedges have not performed as expected. These issues have forced WM to guide down earnings expectations several times thereby disappointing investors. The stock price has reacted accordingly declining 12.6%. All this said we continue to believe that senior management is adequately addressing the problems. The valuation continues to be compelling with a 4.4% yield. WM is considered one of the best retail franchises and could be viewed as a consolidation opportunity for another major financial institution. Bank of America has been a stellar performer within the industry appreciating nearly 9% from 1/27/04 through 10/31/04. They are successfully integrating their most recent acquisition of Fleet and have a formidable presence in the northeastern U.S. where much of the existing and expected wealth growth is occurring. BAC is truly a national banking powerhouse positioned well to compete with the likes of JPMorganChase and Citigroup with a comparable valuation.

Fannie Mae ("FNM") and Freddie Mac ("FRE") represent approximately 10% of the portfolio. Here it has been a tale of two stocks as FRE has performed well increasing 4.4% while FNM is down 10.7%. Over the past couple of years, these stocks have endured significant political criticism of their dominance in the housing market, appropriate regulatory oversight and, more recently, their handling of sensitive accounting issues. We believe much of the criticism is overstated. Both companies have above average earnings growth and trade at less than half the price to earnings multiple of the S&P 500. Consequently, we think they represent first-rate value at current prices.

Consumer Staples comprise the second highest sector with a weight of approximately 24% . This group has significantly outperformed the market from inception to date. The holdings are primarily a varied group of tobacco stocks. The best performers in the group include; Reynolds American (5.7% of the portfolio) up 22%; U.S. Tobacco (4.4% of the portfolio) up 21% and Carolina Group (3.1% of the portfolio) up 10%. The worst performer was Altria Group (9.3% of the portfolio), down 8%. We believe that the litigation risk facing these companies has decreased significantly over the last few years. Looking ahead to the next several quarters, the overhang of court cases should diminish as decisions come on the Engle, Price/Miles and the Department of Justice RICO cases currently in the courts. Positive outcomes in one or all cases should move the stock price of Altria higher. If not, the company has publicly stated that they will consider breaking the company up to unleash the value. Our estimate of the breakup value is in the $80 - $85 per share range. In the meantime, the attractive yield and significant cash flow should support the stock.

In Conclusion

Though we believe significant growth will be challenging in the next 12 months we continue to seek out new ideas. Our mantra has always been to be opportunistic and to look to capitalize on the overreactions that inevitably impact the market. This approach requires patience, fortitude and quality research in order to react in a timely manner.

We thank all our shareholders for their commitment to the Dreman/Claymore Dividend & Income Fund and its contrarian style of investing. We look forward to a prosperous year ahead for all.

Sincerely,

/s/ David N. Dreman
-------------------
David N. Dreman

Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of Dreman/Claymore Dividend & Income Fund

December 15, 2004

2 | Annual Report | October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund

Questions & Answers

--------------------------------------------------------------------------------
How have the equity markets performed during the period and what do you foresee for value stocks going forward?

The fiscal year ending October 31, 2004 saw a great divergence in equity market sentiment. The end of 2003 was the conclusion of a notable yearlong rebound for equities following three consecutive down years. However, in early 2004 there was a decided turn in market sentiment, as investor worries over rising energy costs, the ongoing conflict in Iraq and the possibility of higher interest rates combined to temper equity returns. The somewhat lackluster performance that arrived after the beginning of the New Year is not overly surprising given the impressive returns seen in the market over the final nine months of 2003.

We believe that stocks are positioned to perform reasonably well considering the potential for rising inflation and the perceived looming increase in interest rates and sustained higher energy prices. Historically speaking, the effects of rising rates have their most pronounced effect on stocks at the beginning of a cycle of increasing rates. Generally, as rates rise, stocks go up as well, though maybe not at the same pace. In the past, stocks have outperformed when interest rate increases have slowed down. During the period of 1977-1981, inflation increased at around 10% per year and stocks increased at about an 8% rate per year. In 1982, when inflation retreated, stocks returned 22%, making up for the previous years' underperformance. However, there is no guarantee that this historical trend will be repeated in future markets.

We are of the opinion that value stocks, particularly those with above-market dividend yields, will be able to shake the negative headwinds caused by investor nervousness over the potential for rising interest rates. We would anticipate that in a rising-rate environment, growth stocks without consistent and established earning streams would be far more vulnerable. Value stocks have outperformed the NASDAQ 100 Index by 13% annually since the beginning of 2000, and we would expect this out-performance to continue.

--------------------------------------------------------------------------------
How have the Fund's net asset value ("NAV") and market share price performed since inception through October 31, 2004?

The Dreman/Claymore Dividend & Income Fund ("DCS") completed the initial public offering of its common shares on January 27th of this year and began trading on the New York Stock Exchange on January 28th. The Fund was initially priced at $20 per common share and closed the period with a share price of $17.88, resulting in a total return at market of -7.33%, assuming the reinvestment of dividends. The Fund's NAV held up much better during this period generating a total return at NAV of 2.47% which outperformed the -0.89% return of the S&P 500 Index during the same time. The Fund's NAV return represents the portfolio value of the Fund and assumes the reinvestment of the $0.65 dividends paid to common shareholders during the period. Much of the increase in the Fund's NAV can be attributed to the portfolios' exposure to the energy sector which returned more than 25%. We continue to favor energy based on valuation, future earnings revisions, and expectations for tighter global oil supply/demand.

The concern over the economy and rising interest rates had a particularly pronounced effect on closed-end funds; especially those funds that are focused on dividend and interest income. Even though the Fund has a fixed-income component, it is focused more on dividend-paying stocks, which have historically performed better in rising-rate environments than pure fixed-income investments. Additionally, the Fund sold US Treasury futures contracts in an effort to hedge the interest rate exposure for a portion of the fixed-income component of its portfolio. As a result, the Fund's NAV should hold up better in a rising interest-rate environment as gains on the interest-rate hedge should help reduce declines on interest rate sensitive assets in the Fund, such as preferred stocks, bonds, utilities, REITs, etc.

DCS, like many closed-end funds, utilizes leverage as part of its investment strategy. In executing this strategy, the Fund issued Auction Market Preferred Shares (AMPS). As a result of this strategy, leveraged funds are typically more vulnerable to rising interest rates which would have an unfavorable effect on the performance of common shares. Rising short-term interest rates increase a fund's

                                            Annual Report | October 31, 2004 | 3

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued


cost of leverage while rising long-term rates generally place pressure on the valuation of a fund's long-term, fixed-income holdings. Additionally the use of leverage will increase the Fund's volatility.

Given the current cost of the Fund's AMPS, the Fund is realizing significant benefit due to the spread between the return generated by the Fund's portfolio and the short-term interest rates paid to the preferred holders. Even with a 50 basis point increase in short-term rates, leverage is extremely profitable to the Fund. We continue to evaluate the possibility of locking in the short-term rates on the AMPS for longer periods of time.

--------------------------------------------------------------------------------
Are there any specific sectors that you have avoided or over-weighted?

As of October 31, Financials, Consumer Staples, Energy and Utilities represented the top sectors in the Fund. These four sectors comprise a large majority of the Fund's equity exposure (approximately 90% of the total investments). Each of these four sectors has performed admirably, particularly energy, which is up 25%.

We believe that the financials in the portfolio will still do well even with the possibility of increasing interest rates. Financials do not necessarily under-perform as a group in an environment of rising interest rates for a couple of reasons. First, banks are more protected from rising interest rates today than in the past. This is especially true for the large universal banks that we hold in the portfolio, where fee income represents a significant portion of revenues. Also, the large money center banks have a much better ability to hedge their potential losses associated with a rise in rates. These banks also enjoy the comfort of a more diversified revenue stream than some of their smaller brethren. Additionally, rising interest rates allow the banks to charge higher rates to their customers, thereby helping to offset any potential loss of business.

Two of the Fund's largest weightings in the financial sector are Freddie Mac ("Freddie") and Fannie Mae ("Fannie"); each has experienced some negative headline news in the past six months. We believe that the negative press that has haunted these two names recently is greatly exaggerated. The news that Freddie had understated earnings was treated very harshly by the press. It is important to note that earnings were understated, which is a far cry from the gross overstatement of earnings that plagued such names as WorldCom and Global Crossing. We are confident in Freddie and Fannie's ability to effectively manage any exposure to rising interest rates. In fact, because of their aggressive management of interest-rate risk, Freddie and Fannie have about half the negative correlation to interest rates than traditional banks. In a rising-rate environment, Fannie and Freddie often have opportunities to profitably increase their mortgage portfolio holdings, whereas traditional banks, with less sophisticated hedging programs, sell down their holdings of mortgages. Trading at only 9 to 10 times 2004 earnings and with a growth rate of almost 10%, we feel that both Freddie and Fannie are still compelling investments.

Our holdings in the Consumer Staples sector are currently comprised of tobacco stocks. Altria Group (9.3% of the portfolio) and Reynolds America (5.7% of the portfolio) are the two largest positions. As a group, these stocks currently yield approximately 5%, which is significantly higher than the dividend yield offered by the overall market and very generous compared to most fixed-income alternatives. Given their strong current yield, we are content to hold these stocks as we wait for what we perceive to be their full valuations based on their fundamentals. We feel that these stocks in particular will remain a viable source of dividend income for the foreseeable future. However, there is no guarantee that the dividend yield will continue in the future or that the perceived intrinsic value of these stocks will be realized.

Utilities are another large component of the Fund. Utilities are often looked upon in the same light as fixed-income securities and as such are subject to the same problems as other fixed-income investments in a rising-rate environment. However, as noted previously, the interest rate exposure for a portion of the Fund's fixed-income portfolio is hedged. That being said, we are still confident in their continued ability to remain a stable and growing source of qualified dividend income for the Fund and its shareholders.

One sector that we are significantly under-weight in is the technology sector. The technology sector has historically been a low yielding sector and these stocks often maintain high price to earnings ratios. We feel that the majority of this sector is fully priced and thus we have avoided most technology securities.

4 | Annual Report | October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund

Fund Summary | As of October 31, 2004 (unaudited)

Fund Statistics
----------------------------------------------------
Share Price                              $     17.88
Common Share Net Asset Value             $     18.89
Premium/(Discount) to NAV                      (5.35)%
Net Assets Applicable to
 Common Shares ($000)                    $   857,388
----------------------------------------------------

Total Returns (non-annualized)
----------------------------------------------------
(Inception 1/27/04)                  Market      NAV
----------------------------------------------------
Six-month                              7.13%    5.97%
----------------------------------------------------
Since Inception                       -7.33%    2.47%
----------------------------------------------------

                                      % of Long-Term
Sector Breakdown                         Investments
----------------------------------------------------
Financials                                      41.4%
Consumer Staples                                23.9%
Utilities                                       14.4%
Energy                                          10.6%
Healthcare                                       4.4%
Telecommunications                               3.0%
Other                                            2.3%
----------------------------------------------------

                                      % of Long-Term
Industry Breakdown                       Investments
----------------------------------------------------
Tobacco                                         23.6%
Commercial Banks                                15.3%
Thrifts & Mortgage Finance                      14.0%
Electric Utilities                              11.2%
Oil & Gas                                       10.6%
Real Estate & Real Estate Investment Trusts      6.6%
Pharmaceuticals                                  4.2%
Insurance                                        3.3%
Other                                           11.2%
----------------------------------------------------

Share Price & NAV Performance
[CHART APPEARS HERE]

Portfolio Composition (% of Total Investments)
[CHART APPEARS HERE]

Asset Class
-----------------------------
Common Stocks            79.2%
Preferred Securities     18.0%
Investment Companies      1.7%
Corporate Bonds           0.7%
Short-Term Investment     0.4%
-----------------------------

                                      % of Long-Term
Top Ten Issuers                         Investments
----------------------------------------------------
Altria Group, Inc.                               9.3%
Reynolds American, Inc.                          5.7%
Freddie Mac                                      5.7%
US Tobacco, Inc.                                 4.4%
Fannie Mae                                       4.2%
Washington Mutual, Inc.                          3.7%
Loews Corp.- Carolina Group                      3.1%
SBC Communications, Inc.                         3.0%
Ameren Corp.                                     2.8%
Bristol-Myers Squibb Co.                         2.7%
----------------------------------------------------

                                            Annual Report | October 31, 2004 | 5

DCS | Dreman/Claymore Dividend & Income Fund

Portfolio of Investments | October 31, 2004


Number of Shares                                                          Value
-------------------------------------------------------------------------------
                 Long-Term Investments - 148.7%

                 Common Stocks - 118.2%

                 Consumer Staples - 35.1%
     2,451,700   Altria Group, Inc. (d)                         $   118,809,382
     1,452,300   Loews Corp. - Carolina Group (d)                    39,299,238
     1,052,600   Reynolds American, Inc. (d)                         72,482,036
       166,800   Universal Corp.                                      7,636,104
     1,363,000   US Tobacco, Inc.(d)                                 56,101,080
       404,775   Vector Group Ltd.                                    6,257,822
-------------------------------------------------------------------------------
                                                                    300,585,662
-------------------------------------------------------------------------------

                 Energy - 12.1%
       203,600   BP Prudhoe Bay Royalty Trust                         9,115,172
       530,600   ChevronTexaco Corp.                                 28,153,636
       343,100   ConocoPhillips                                      28,926,761
       168,000   Devon Energy Corp.                                  12,426,960
        50,900   Enerplus Resources Fund                              1,664,430
       201,800   Kerr-McGee Corp.                                    11,950,596
       131,500   Pengrowth Energy Trust - Class A                     2,293,360
       150,800   San Juan Basin Royalty Trust                         4,810,520
       240,400   Williams Coal Seam Gas Royalty Trust                 4,161,324
-------------------------------------------------------------------------------
                                                                    103,502,759
-------------------------------------------------------------------------------

                 Financials - 38.9%
       225,000   American Home Mortgage Investment  Corp.             6,216,750
       180,900   American International Group, Inc.                  10,982,439
       540,000   Bank of America Corp.                               24,186,600
       759,100   Fannie Mae (d)                                      53,250,865
     1,087,200   Freddie Mac (d)                                     72,407,520
       338,500   Impac Mortgage Holding, Inc.                         7,653,485
       724,800   KeyCorp                                             24,346,032
       794,100   Luminent Mortgage Capital, Inc.                      9,132,150
     1,163,300   MFA Mortgage Investments, Inc.                       9,818,252
       150,000   New Century Financial Corp.                          8,272,500
       181,700   Newcastle Investment Corp.                           5,561,837
       254,000   Novastar Financial, Inc.                            10,993,120
       233,600   PNC Financial Services Group                        12,217,280
       415,000   Regions Financial Corp.                             14,558,200
       448,600   U.S. Bancorp                                        12,834,446
        65,000   Wachovia Corp.                                       3,198,650
     1,232,800   Washington Mutual, Inc.                             47,721,688
-------------------------------------------------------------------------------
                                                                    333,351,814
-------------------------------------------------------------------------------

Number of Shares                                                          Value
-------------------------------------------------------------------------------

                 Healthcare - 6.5%
1,465,000        Bristol-Myers Squibb Co.                       $    34,324,950
80,700           Medco Health Solutions, Inc. (c)                     2,736,537
328,100          Merck & Co., Inc.                                   10,272,811
300,000          Pfizer, Inc.                                         8,685,000
-------------------------------------------------------------------------------
                                                                     56,019,298
-------------------------------------------------------------------------------

                 Telecommunications - 4.4%
1,495,000        SBC Communications, Inc.                            37,763,700
-------------------------------------------------------------------------------

                 Utilities - 21.2%
735,600          Ameren Corp.                                        35,308,800
659,700          Consolidated Edison, Inc.                           28,663,965
354,200          DTE Energy Co.                                      15,127,882
361,900          Empire District Electric Co.                         7,541,996
327,200          Great Plains Energy, Inc.                            9,321,928
221,400          Hawaiian Electric Industries, Inc.                   6,208,056
155,200          KeySpan Corp.                                        6,200,240
108,300          Nicor, Inc.                                          4,063,416
525,000          OGE Energy Corp.                                    13,319,250
374,700          Peoples Energy Corp.                                16,029,666
385,100          Pepco Holdings, Inc.                                 7,936,911
433,800          Progress Energy, Inc.                               17,915,940
311,300          Public Service Enterprise Group, Inc.               13,258,267
190,200          Star Gas Partners, L.P.                              1,329,498
-------------------------------------------------------------------------------
                                                                    182,225,815
-------------------------------------------------------------------------------
                 Total Common Stocks
                 (Cost $1,013,609,897)                            1,013,449,048
-------------------------------------------------------------------------------

                 Preferred Stocks - 26.9%

                 Consumer Discretionary - 0.4%
125,000          Westcoast Hospitality Co.,9.500%                     3,231,250
-------------------------------------------------------------------------------

                 Consumer Staples - 0.5%
40,000           Dairy Farmers Of America, 7.875% (a)                 4,146,252
-------------------------------------------------------------------------------

                 Energy - 3.6%
440,000          EL Paso Tennessee Pipe,Series A,8.250%             20,886,272
385,500          Southern Union Co., 7.550%                          10,524,150
-------------------------------------------------------------------------------
                                                                     31,410,422
-------------------------------------------------------------------------------

See notes to financial statements.

6 | Annual Report | October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund | Portfolio of Investments continued

Number of Shares                                                          Value
-------------------------------------------------------------------------------

                 Financials - 22.2%
     7,000,000   Abbey Natl Cap Trust I, 8.963%, (b)            $     9,674,021
        58,000   Abbey National PLC, Series B, ADR, 7.375%            1,578,760
       200,000   ABN AMRO Capital Fund Trust VII,6.080%               4,950,000
       200,000   Affordable Residential, Series A,8.250%              5,050,000
        18,000   Apartment Investment & Management Co., 10.100%         484,380
        80,000   Banco Santander, 6.410%, (a)                         1,979,680
    10,000,000   Barclays Bank PLC,8.550%,(a)(b)                     12,315,480
     9,000,000   CA Preferred Fund Trust, 7.000%                      9,314,622
       189,300   Chevy Chase Bank, 8.000%                             5,224,680
         1,000   Doral Financial Corp., Series B, 8.350%                 26,700
         8,660   Doral Financial Corp., Series C, 7.250%                229,447
     7,042,000   HSBC Capital Funding, LP,10.176%,(a)(b)             10,937,860
    12,840,000   HSBC Capital Funding LP,9.547%, (a)(b)              16,257,096
       140,500   Lehman Brothers Holdings, Series F,6.500%            3,730,275
     2,000,000   Lloyds TSB Bank PLC, 6.900%                          2,080,200
        80,000   LTC Properties, Inc., Series F,8.000%                2,055,200
        21,000   Novastar Financial, Inc., Series C,8.900%              535,500
    13,354,000   Old Mutual Cap Funding, 8.000%                      13,770,645
       400,000   Omega Healthcare, Series D,8.375%                   10,400,000
    31,000,000   Prudential PLC, 6.500%                              30,443,984
     6,400,000   RBS Capital Trust B,6.800%                           6,599,200
    12,000,000   Royal Bank Of Scotland,9.118%                       14,769,252
     5,750,000   Royal Bank Of Scotland, 7.648%, (b)                  6,949,594
    16,775,000   UBS Pfd Funding Trust I,8.622%, (b)                 20,606,527
-------------------------------------------------------------------------------
                                                                    189,963,103
-------------------------------------------------------------------------------
                 Utilities - 0.2%
        80,000   Alabama Power Co.,5.300%                             1,983,200
-------------------------------------------------------------------------------

                 Total Preferred Stocks
                 (Cost $229,600,671)                                230,734,227
-------------------------------------------------------------------------------

                 Investment Companies - 2.6%
       116,000   Cohen & Steers REIT and Preferred Income
                 Fund, Inc.                                           3,005,560
       296,200   Evergreen Income Advantage Fund                      4,756,972
       232,600   Hyperion Total Return Fund                           2,381,824
       240,000   Nuveen Preferred and Convertible Income
                 Fund II                                              3,415,200
       211,200   Nuveen Quality Preferred Income Fund II              3,237,696
       295,200   Pioneer High Income Trust                            4,953,456
         6,400   Salomon Brothers Worldwide Income Fund, Inc.           104,576
-------------------------------------------------------------------------------

                 Total Investment Companies
                 (Cost $21,925,956)                                  21,855,284
-------------------------------------------------------------------------------


Principal Amount                                                          Value
-------------------------------------------------------------------------------

                 Corporate Bonds - 1.0%

                 Financials - 0.6%
$    5,000,000   BF Saul REIT, B+
                 7.500%, 3/01/14                                $     5,137,500
-------------------------------------------------------------------------------

                 Telecommunications Equipment - 0.4%
     3,500,000   SBA Communications Corp., CCC-
                 10.250%,2/01/09                                      3,749,375
-------------------------------------------------------------------------------

                 Total Corporate Bonds
                 (Cost $8,527,772)                                    8,886,875
-------------------------------------------------------------------------------

                 Total Long-Term Investments
                 (Cost $1,273,664,296)                            1,274,925,434
-------------------------------------------------------------------------------


Number of Shares                                                          Value
-------------------------------------------------------------------------------

                 Short-Term Investments - 0.6%

                 Money Market Fund - 0.6%
     5,099,441   JP Morgan Prime Money Market Fund
                 (Cost $5,099,441)                              $     5,099,441
-------------------------------------------------------------------------------

                 Total Investments
                 (Cost $1,278,763,737) - 149.3%                   1,280,024,875
                 Other Assets in Excess of Liabilities - 0.3%         2,363,383
                 Preferred Shares, at Liquidation Value -
                 (-49.6% of Net Assets Available to Common
                 Shares or -33.2% of Total Investments)            (425,000,000)
-------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares
                 -100.0%                                        $   857,388,258
===============================================================================

Ratings shown are per Standard & Poor's,securities classified NR are not rated by Standard & Poor's.

PLC-Public Limited Company.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to $45,636,368 or 5.32% of net assets.

(b)  Floating or Variable rate security.

(c)  Non-income producing security.

(d) All or a portion of these securities have been physically segregated in connection with open futures contracts.

All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.


See notes to financial statements.

                                            Annual Report | October 31, 2004 | 7

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | October 31, 2004


Assets
  Investments in securities, at value (cost $1,278,763,737)     $ 1,280,024,875
  Dividends and interest receivable                                   5,627,578
  Other assets                                                           12,585
-------------------------------------------------------------------------------
    Total assets                                                  1,285,665,038
-------------------------------------------------------------------------------

Liabilities
  Variation margin payable                                            1,986,188
  Advisory fee payable                                                  917,989
  Dividend payable - preferred shares                                   175,373
  Offering costs payable                                                 29,343
  Administrative fee payable                                             19,114
  Accrued expenses and other liabilities                                148,773
-------------------------------------------------------------------------------
    Total liabilities                                                 3,276,780
-------------------------------------------------------------------------------

Preferred Shares, at redemption value
  $.01 par value per share; 17,000 Auction Market Preferred
   Shares authorized, issued and outstanding at $25,000 per
   share liquidation preference                                     425,000,000
-------------------------------------------------------------------------------

Net Assets Applicable to Common Shareholders                    $   857,388,258
===============================================================================

Composition of Net Assets Applicable to Common Shareholders
  Common stock, $.01 par value per share;
   unlimited number of shares authorized,
   45,399,424 shares issued and outstanding                     $       453,994
  Additional paid-in capital                                        859,769,814
  Undistributed net investment income                                 4,346,173
  Net realized gain on investments and futures transactions           3,225,991
  Net unrealized depreciation on investments and futures
   transactions                                                     (10,407,714)
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders                    $   857,388,258
===============================================================================

Net Asset Value Applicable to Common Shareholders
 (based on 45,399,424 common shares outstanding)                $         18.89
===============================================================================


See notes to financial statements.

8 | Annual Report | October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Operations | For the Period January 27,2004* through October 31,
2004

Investment Income
  Dividends (net of foreign withholding
   taxes of $31,169)                         $     41,568,165
  Interest                                          6,806,308
-------------------------------------------------------------------------------
    Total income                                                $    48,374,473
===============================================================================

Expenses
  Advisory fee                                      7,707,580
  Auction agent fee - preferred shares                645,498
  Administrative fee                                  169,192
  Fund accounting                                     128,003
  Transfer agent fee                                   99,724
  Custodian fee                                        86,481
  Professional fees                                    76,199
  Trustees' fees and expenses                          69,822
  Printing expenses                                    41,072
  Insurance                                            32,858
  NYSE listing fee                                     28,751
  Miscellaneous                                        20,534
  Interest expense on line of credit                  450,242
-------------------------------------------------------------------------------
    Total expenses                                                    9,555,956
-------------------------------------------------------------------------------
    Net investment income                                            38,818,517
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on
 Investments and Futures Transactions
  Net realized gain (loss) on:
    Investments                                                       3,778,380
    Futures                                                          (1,643,708)
  Net unrealized appreciation (depreciation) on:
    Investments                                                       1,261,138
    Futures                                                         (11,668,852)
-------------------------------------------------------------------------------
  Net loss on investments and futures transactions                   (8,273,042)
-------------------------------------------------------------------------------

Distributions to Preferred Shares from
  Net investment income                                              (3,950,767)
-------------------------------------------------------------------------------

Net Increase in Net Assets Applicable to
 Common Shareholders Resulting from Operations                  $    26,594,708
===============================================================================

* Commencement of investment operations.

See notes to financial statements.

                                            Annual Report | October 31, 2004 | 9

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders

For the Period January 27, 2004* through October 31, 2004

Increase in Net Assets Applicable to Common Shareholders Resulting from
 Operations
  Net investment income                                         $    38,818,517
  Net realized gain on investments and futures transactions           2,134,672
  Net unrealized depreciation on investments and futures
   transactions                                                     (10,407,714)
Distributions to Preferred Shares from
  Net investment income                                              (3,950,767)
-------------------------------------------------------------------------------
  Net increase in net assets applicable to Common
   Shareholders resulting from operations                            26,594,708
-------------------------------------------------------------------------------

Distributions to Common Shareholders from
  Net investment income                                             (29,430,258)
-------------------------------------------------------------------------------

Capital Share Transactions
  Net proceeds from the issuance of common shares                   862,365,000
  Reinvestment of dividends                                           4,314,724
  Common and preferred share offering expenses charged to
   paid-in-capital                                                   (6,556,000)
-------------------------------------------------------------------------------
  Net increase from capital share transactions                      860,123,724
-------------------------------------------------------------------------------

  Total increase in net assets applicable to common
   shareholders                                                     857,288,174

Net Assets
  Beginning of period                                                   100,084
-------------------------------------------------------------------------------
  End of period (including undistributed net investment
   income of $4,346,173)                                        $   857,388,258
===============================================================================

*    Commencement of investment operations.

See notes to financial statements.

10 | Annual Report | October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund

Financial Highlights | For the Period January 27, 2004* through October 31, 2004

Per share operating performance for a common share outstanding throughout the period/(a)/

Net asset value, beginning of period                            $     19.10/(b)/
---------------------------------------------------------------------------
Income from investment operations
  Net investment income                                                0.86
  Net realized and unrealized loss on investments and futures
   transactions                                                       (0.18)
  Distributions to preferred shares from net investment income
   (common share equivalent basis)                                    (0.09)
---------------------------------------------------------------------------
    Total from investment operations                                   0.59
---------------------------------------------------------------------------

Distributions to Common Shareholders                                  (0.65)
---------------------------------------------------------------------------

Common and preferred shares' offering expenses charged to
 paid-in-capital                                                      (0.15)
---------------------------------------------------------------------------

Net asset value, end of period                                  $     18.89
===========================================================================

Market value, end of period                                     $     17.88
---------------------------------------------------------------------------

Total investment return/(c)/
  Net asset value                                                      2.47%
  Market value                                                        -7.33%

Ratios and supplemental data
Net assets, applicable to common shareholders, end of
 period (thousands)                                             $   857,388
Preferred Shares,at liquidation value, ($25,000 per share
 liquidation preference) (thousands)                            $   425,000
Preferred Shares asset coverage per share                       $    75,435
Ratios to Average Net Assets applicable to Common Shares:/(d)/
  Total expenses, including interest expense                           1.53%
  Interest expense                                                     0.07%
  Net investment income, prior to effect of dividends to
   preferred shares                                                    6.20%
  Net investment income, after effect of dividends to
   preferred shares                                                    5.57%

Ratios to Average Managed Assets:/(d)//(e)/
  Total expenses, including interest expense                           1.05%
  Interest expense                                                     0.05%
  Net investment income, prior to effect of dividends to
   preferred shares                                                    4.28%

Portfolio turnover                                                        6%

*    Commencement of operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns and in accordance with the Fund's dividend reinvestment plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

See notes to financial statements.

                                           Annual Report | October 31, 2004 | 11

DCS | Dreman/Claymore Dividend & Income Fund

Notes to Financial Statements | October 31, 2004

Note 1 - Organization:

Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003.The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940,as amended, and the Securities Act of 1933,as amended.

The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks.There can be no assurance that the Fund will achieve its investment objectives.The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange are generally valued at their last sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices. Additionally, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trustees to reflect the fair value of such securities.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation.The Fund bears the market risk that arises from the change in the value of these financial instruments.

During the period, the Fund sold futures contracts on US Treasury securities in an effort to hedge a portion of the fixed-income component of its portfolio against rising interest rates.

At October 31, 2004, the following futures contracts were outstanding:

      Short    Number of   Expiration        Original           Value at        Unrealized
  Contracts    Contracts        Month           Value   October 31, 2004      Depreciation
------------------------------------------------------------------------------------------
US Treasury
Bonds (CBT)        2,889       Dec-04   $ 317,225,742      $ 328,894,594     $ (11,668,852)
------------------------------------------------------------------------------------------

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other
         Agreements:

Pursuant to an Investment Advisory Agreement (the"Agreement") between the Fund and Claymore Advisors, LLC (the "Advisor"), the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fund's Investment Manager, provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund's average managed assets (net assets plus any assets attributable to financial leverage).

The Advisor has entered into a Sub-Advisory Agreement with Dreman Value Management, LLC (the "Investment Manager"). Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Advisor, will provide a continuous investment program for the Fund's portfolio, provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund, net of any additional compensation payments to underwriters of the common share offering.

The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S.federal income taxes is required.In addition,by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S.federal excise tax.

12 | Annual Report | October 31. 2004

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements continued


In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended October 31, 2004, the adjustments were to increase accumulated net realized gain on investment by $1,091,319 and decrease undistributed net investment income by $1,091,319 due to permanent differences in the treatment for book and tax purposes of certain real estate investment trusts.

Information on the tax components of capital as of October 31, 2004 is as follows:

                                                       Net tax
        Cost of                                     unrealized
    investments      Gross tax       Gross tax    appreciation   Undistributed
        for tax     unrealized      unrealized              on        ordinary
       purposes   appreciation    depreciation     investments          income
------------------------------------------------------------------------------
$ 1,277,894,738   $ 58,767,179   $ (56,637,042)   $  2,130,137   $   4,380,565
------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to income reclassifications from real estate investment trusts, and investments in preferred securities.

For the period ended October 31, 2004, the tax character of distributions paid to common and preferred shareholders of $29,430,258 and $3,950,767, respectively, as reflected in the statement of changes in net assets, was ordinary income.

For federal income tax purposes, the Fund has a capital loss carryforward of $9,346,252, which expires October 31, 2012. Capital loss carryforwards are available to offset future capital gains, if any.

Note 5 - Investments in Securities:

For the period ended October 31, 2004, purchases and sales of investments, other than short-term securities, were $1,345,555,787 and $74,200,194, respectively.

Note 6 - Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and has issued 40,500,000 shares of common stock in its initial public offering.These shares were all issued at $19.10 per share after deducting the sales load but before a reimbursement of expenses to the underwriters of $0.00667 per share. In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares.On February 12, 2004,and March 16, 2004,the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before underwriters'expense reimbursement), 2,750,000 and 1,900,000 common shares, respectively, of the Fund pursuant to the over-allotment option.

Offering costs, estimated at $1,806,000 or $0.04 per share, in connection with the issuance of the common shares have been borne by the Fund and were charged to paid-in-capital.The Advisor has agreed to reimburse the Fund's organizational expenses, which are estimated at $25,000.

In connection with the Fund's dividend reinvestment plan, the Fund issued 244,184 shares during the period.

Preferred Shares

On February 12, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. Preferred shares issued by the Fund have seniority over the common shares. Offering costs associated with the issuance of preferred shares, estimated at $4,750,000, have been borne by the common shareholders as a direct reduction to paid-in-capital

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any,are paid annually.

For the period ended October 31, 2004, the annualized dividend rates range from:

                      High         Low     At October 31, 2004
--------------------------------------------------------------
Series M7             1.90%       1.08%                   1.85%
--------------------------------------------------------------
Series T28            1.93%       1.10%                   1.93%
--------------------------------------------------------------
Series W7             1.95%       1.08%                   1.86%
--------------------------------------------------------------
Series TH28           2.04%       1.10%                   2.04%
--------------------------------------------------------------
Series F7             1.93%       1.05%                   1.85%
--------------------------------------------------------------

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 - Line of Credit:

Prior to the issuance of preferred shares, the Fund entered into an agreement with the Bank of New York to provide a line of credit to the Fund. Interest on amount borrowed was based on the Federal Funds Rate plus 0.75%.The average daily borrowings under the agreement was $230,957,000 with an average annual interest rate of 1.75%.The line of credit was outstanding for forty days and was discontinued when the preferred shares were issued.

Note 8 - Subsequent Event:

On November 1 the Board of Trustees declared a quarterly dividend of $.325 per common share.This dividend was payable on November 30, 2004 to shareholders of record on November 15, 2004.

                                           Annual Report | October 31, 2004 | 13

DCS | Dreman/Claymore Dividend & Income Fund

Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Dreman/Claymore Dividend & Income Fund

We have audited the accompanying statement of assets and liabilities of Dreman/Claymore Dividend & Income Fund (the"Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from January 27, 2004 (commencement of operations) through October 31, 2004.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman/Claymore Dividend & Income Fund at October 31, 2004, and the results of its operations, changes in its net assets, and the financial highlights for the period from January 27, 2004 through October 31, 2004, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois

December 16, 2004

14 | Annual Report | October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund

Supplemental Information | (unaudited)


Federal Income Tax Information

Qualified dividend income of as much as $32,041,389 was taxable to the Fund through October 31, 2004.The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $32,041,389 of investment income qualifies for the dividends-received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2004.

Trustees

The trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Age      Term of Office   Principal Occupation during                          Other Directorships
and Position(s) held     and Length of    the Past Five Years and                              Held by
with Registrant          Time Served      Other Affiliations                                   Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Crandall      Since 2004       Managing Partner of Aspen Partners, LLC since        Director, Novell, Inc., Diebold,
Age: 60                                   2003,Senior Advisor and Shareholder in BPC Group     Inc., Pelstar, LLC, iTRACS Corp. and
Trustee                                   and Bryant Park Capital since 2003,Founding          Illinois Energy, LLC
                                          Co-Partner of Arbor Venture Partners, LLC since
                                          2000, and Chairman of Enterprise Software
                                          Roundtable since 1994.Formerly, Director and
                                          Special Advisor of GIGA Information Group
                                          (1995-2003) and Chairman of GIGA Information
                                          Group (2002-2003).
------------------------------------------------------------------------------------------------------------------------------------
Roman Friedrich III      Since 2004       Founder of Roman Friedrich & Company, which          Director, Strategic Minerals
Age: 57                                   specializes in the provision of financial            Corporation, Brazilian Emeralds,
Trustee                                   advisory services to corporations in the resource    Inc., StrataGold Corporation and
                                          sector. Previously, Managing Director at TD          Gateway Gold Corp.
                                          Securities.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2004       Principal of Ronald A. Nyberg, Ltd. a law firm       Trustee, Advent Claymore Convertible
Age: 51                                   specializing in corporate law, estate planning       Securities and Income Fund, MBIA
Trustee                                   and business transactions from 2000-present.         Capital/Claymore Managed Duration
                                          Formerly, Executive Vice President, General          Investment Grade Municipal Income
                                          Counsel and Corporate Secretary of Van Kampen        Fund, Western Asset/Claymore U.S.
                                          Investments (1982-1999).                             Treasury Inflation Protected
                                                                                               Securities Fund, Western Asset/
                                                                                               Claymore U.S. Treasury Inflation
                                                                                               Protected Securities Fund 2,
                                                                                               TS&W/Claymore Tax-Advantaged
                                                                                               Balanced Fund and Madison/
                                                                                               Claymore Covered Call Fund.
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2004       Formerly, Vice President, Manager and Portfolio      Trustee, Advent Claymore Convertible
Age: 46                                   Manager of Nuveen Asset Management (1998-1999),      Securities and Income Fund, MBIA
Trustee                                   Vice President of Nuveen Investment Advisory         Capital/Claymore Managed Duration
                                          Corporation (1992-1999), Vice President and          Investment Grade Municipal Fund,
                                          Manager of Nuveen Unit Investment Trusts             Western Asset/Claymore U.S. Treasury
                                          (1991-1999), and Assistant Vice President and        Inflation Protected Securities Fund,
                                          Portfolio Manager of Nuveen Unit Investment          Western Asset/Claymore U.S. Treasury
                                          Trusts (1988-1999), each of John Nuveen &            Inflation Protected Securities Fund
                                          Company, Inc. (1982-1999).                           2, TS&W/Claymore Tax-Advantaged
                                                                                               Balanced Fund and Madison/Claymore
                                                                                               Covered Call Fund.
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso         Since 2004       Senior Managing Director and General Counsel of      Trustee, Advent Claymore Convertible
Age: 39                                   Claymore Advisors, LLC and Claymore Securities,      Securities and Income Fund, MBIA
Trustee and Chief Legal                   Inc. (2001-present). Manager, Claymore Fund          Capital/Claymore Managed Duration
and Executive Officer                     Management Company, LLC, Vice President Boyar        Investment Grade Municipal Fund,
                                          Value Fund. Formerly, Assistant General Counsel,     Western Asset/Claymore U.S. Treasury
                                          John Nuveen and Company, Inc. (1999-2000). Former    Inflation Protected Securities Fund,
                                          Vice President and Associate General Counsel of      Flaherty & Crumrine/Claymore
                                          Van Kampen Investments, Inc. (1992-1999).            Preferred Securities & Income Fund,
                                                                                               Inc., Flaherty & Crumrine/Claymore
                                                                                               Total Return Fund, Western
                                                                                               Asset/Claymore U.S. Treasury
                                                                                               Inflation Protected Securities Fund
                                                                                               2, TS&W/ Claymore Tax-Advantaged
                                                                                               Balanced Fund and Madison/Claymore
                                                                                               Covered Call Fund.
------------------------------------------------------------------------------------------------------------------------------------
David N. Dreman          Since 2004       Founder, Chairman and Chief Investment Officer of    Trustee, The Institute of Behavioral
10 Exchange Place                         Dreman Value Management, LLC, an investment          Finance, Berkshire School, Jazz
Jersey City, NJ 07302                     advisory firm with $12 billion under management,     Aspen and University of Manitoba.
Age: 67                                   in various mutual funds including several branded
Trustee                                   under the Scudder-Dreman name; annuity products;
                                          institutional accounts, including pension,
                                          foundation and endowment funds; and SMAs for high
                                          net-worth individuals. Author of several books
                                          including Contrarian Investment Strategies: The
                                          Next Generation and Psychology and the Stock
                                          Market. Forbes columnist for 24 years and
                                          co-editor of the academic journal, The Journal of
                                          Behavioral Finance.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

                                           Annual Report | October 31, 2004 | 15

DCS | Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the"Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the"Plan"),in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together,a"Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares.The common shares will be acquired by the Plan Administrator for the participants'accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants.The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share;the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders'accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant,and each shareholder proxy will include those shares purchased or received pursuant to the Plan.The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases.The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan.There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator,The Bank of New York, 2 Hanson Place, Brooklyn, New York, 11217, Phone Number: (718) 315-4818

16 | Annual Report October 31, 2004

DCS | Dreman/Claymore Dividend & Income Fund

Fund Information


Board of Trustees                       Investment Manager
Richard L. Crandall                     Dreman Value Management, L.L.C.
Nicholas Dalmaso                        10 Exchange Place, Suite 2150
David N. Dreman                         Jersey City, New Jersey 07302-3913
Roman Friedrich III, Chairman
Ronald A. Nyberg                        Investment Advisor
Ronald E. Toupin, Jr.                   Claymore Advisors, LLC.
                                        Lisle, Illinois
Officers
Nicholas Dalmaso                        Administrator, Custodian and
Chief Executive and Legal Officer       Transfer Agent
                                        The Bank of New York
Steven M. Hill                          New York, New York
Chief Financial Officer and Treasurer
                                        Preferred Stock - Dividend Paying Agent
Heidemarie Gregoriev                    The Bank of New York
Secretary                               New York, New York

Lloyd K. Jagai                          Legal Counsel
Vice President                          Skadden, Arps, Slate, Meagher & Flom LLP
                                        Chicago, Illinois
Thomas W. Littauer
Vice President                          Independent Registered Public
                                        Accounting Firm
Nelson P. Woodard                       Ernst & Young LLP
Vice President                          Chicago, Illinois


Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

..    If your shares are held in a Brokerage Account, contact your Broker.

..    If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 1-800-701-8178

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-800-345-7999 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30,is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files it complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available on the SEC website at http://www.sec.gov.The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                           Annual Report | October 31, 2004 | 17

DCS | Dreman/Claymore Dividend & Income Fund

About the Investment Manager


Dreman Value Management, LLC

Dreman Value Management is an independently owned investment management firm founded in 1997,however,David Dreman has been Chairman and Chief Investment Officer of a series of investment advisory firms bearing his name since 1977.As of September 30, 2004 the Firm had over $11 billion in assets under management primarily through multiple sub-advisory relationships as well as numerous institutional accounts and SMAs. Employee owned, the firm is one of the pioneers in contrarian investing and behavioral finance and the psychology of investment decision-making. The firm places its primary emphasis on low P/E common stocks with growing dividends, avoiding concept stocks without justifiable valuations.

Investment Philosophy

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

..    We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

..    Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

..    We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and overreactions and subsequently in stock price movements.

Investment Process

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market

..    Screen for stocks with below market P/E ratios.

..    Further refine candidates by applying additional value screens.

..    Fundamental analysis is applied to remaining candidates.

..    Stocks that pass all the screens and analysis are recommended to the
     Investment Committee for approval


Dreman Value Management, L.L.C.
10 Exchange Place, Suite 2150
Jersey City, New Jersey 07302-3913                  [LOGO OF DCS LISTED NYSE(R)]

                                                                     DCS-AR-1004

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)     No information need be disclosed pursuant to this paragraph.

(c) A provision regarding the procedures for reporting violations under the Code of Ethics was amended during the period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report.

(e)     Not applicable.

(f)     (1) The registrant's Code of Ethics is attached hereto as an exhibit.

        (2) Not applicable

        (3) Not applicable

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the fiscal year 2004, for professional services rendered by the principal accountant for the audit is $42,000. The aggregate fees billed for fiscal year 2003 for professional services rendered by the principal accountant is $0 as this fund was not in existence in 2003.

b). Audit-Related Fees: the aggregate fees billed for the fiscal year 2004, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item is $3,500. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test. The Audit-Related Fees for 2003 is $0 as this fund was not in existence in 2003.

c). Tax Fees, the aggregate fees billed for the fiscal year 2004, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $2,000. The Tax Fees for 2003 is $0 as this fund was not in existence in 2003.

d). All Other Fees, the aggregate fees billed for the fiscal year 2004, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item is $0. The Other Audit Fees for 2003 is $0 as this fund was not in existence in 2003.

(e) Audit Committee Pre-Approval Policies and Procedures.

        (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. The pre-approval policies are attached as an exhibit hereto. The policies provide for both "general pre-approval" and "specific pre-approval" as defined therein. During the fiscal period ended October 31, 2004, the registrant utilized only the specific pre-approval method.

                                                                      APPENDIX A

                                 AUDIT COMMITTEE

                      PRE-APPROVAL POLICY AND PROCEDURES OF
                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

1.      STATEMENT OF PRINCIPLES

        The Audit Committee (the "Committee") of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund./1/

        The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Committee ("general pre-approval"); or require the specific pre-approval of the Committee ("specific pre-approval"). The Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to preapprove services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Committee (or by any member of the Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Committee.

        For both types of pre-approval, the Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

        The Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain

----------
/1/ Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Audit Committee Charter.

permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

        The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Committee considers and provides a different period and states otherwise. The Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Committee. The Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

        The purpose of this Policy is to set forth the policy and procedures by which the Committee intends to fulfill its responsibilities. It does not delegate the Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

        The Fund's Independent Auditors have reviewed this Policy and believe that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.      Delegation

        As provided in the Act and the SEC's rules, the Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

3.      Audit Services

        The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

        In addition to the annual Audit services engagement approved by the Committee, the Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1 A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

        The Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.l must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated).

4.      Audit-Related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

        The Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated).

5.      Tax Services

        The Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee will consult with management personnel responsible for tax compliance or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

        Pursuant to the preceding paragraph, the Committee has pre-approved the Tax services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated), including Tax services proposed to be provided by the Independent Auditors to any executive officer or trustee of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.      All Other Services

        The Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

        The Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated).

7.      Prohibited Non-Audit Services

        A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

8.      Pre-Approval Fee Levels or Budgeted Amounts

        Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Committee. The Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

9.      Procedures

        All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Committee will be submitted to the Fund's principal financial officer and must include a detailed description of the services to be rendered. The Fund's principal financial officer will determine whether such services are included within the list of services that have received the general pre-approval of the Committee. The Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Committee will be submitted to the Committee by both the Independent Auditors and the Fund's principal financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

        The Committee has designated the Fund's principal financial officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's principal financial officer will report to the Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.6. Both the Fund's principal financial officer and management will immediately report to the chairman of the Committee any breach of this Policy that comes to the attention of the Fund's principal financial officer or any member of management.

10.     Additional Requirements

        The Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all financial, employment and business relationships (as such terms are defined in Regulation S-X) between the Independent Auditors and the Fund and discussing with the Independent Auditors its methods and procedures for ensuring independence.

11.     Covered Entities

        Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). The Committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.

                                                                    Appendix B.1

Service                                                     Range of Fees
-------                                                 ---------------------
                                                          The        Covered
                                                        Fund(s)*    Entities*
                                                        --------    ---------

Statutory audits or financial audits for the Fund

Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under
SEC rules, some consultations may be "audit related" services rather than "audit" services)

                                                                    Appendix B.2

Service                                                     Range of Fees
-------                                                 ---------------------
                                                          The        Covered
                                                        Fund(s)     Entities
                                                        --------    ---------

Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)

Due diligence services pertaining to potential fund mergers

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under
SEC rules, some consultations may be "audit" services rather than "audit-related" services)

Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)

General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

                                                                    Appendix B.3

Service                                                     Range of Fees
-------                                                 ---------------------
                                                          The        Covered
                                                        Fund(s)     Entities
                                                        --------    ---------

U.S. federal, state and local tax planning and advice

U.S. federal, state and local tax compliance

International tax planning and advice

International tax compliance

Review of federal, state, local and international income, franchise, and other tax returns

Identification of Passive Foreign Investment
Companies

Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.

Domestic and foreign tax planning, compliance, and advice

Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies

Tax advice and assistance regarding statutory, regulatory or administrative developments
(e.g., excise tax reviews, evaluation of Fund's tax compliance function)

Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

                                                                    Appendix B.4

Service                                                     Range of Fees
-------                                                 ---------------------
                                                          The        Covered
                                                        Fund(s)      Entities
                                                        --------    ---------

* Aggregate fees related to the pre-approved services will be limited to 10% of each of the respective Independent Auditor's approved 2003 annual fees for audit and tax services.

        .       Bookkeeping or other services related to the accounting records or financial statements of the audit client
        .       Financial information systems design and implementation
        .       Appraisal or valuation services, fairness opinions or
                contribution-in-kind reports
        .       Actuarial services
        .       Internal audit outsourcing services
        .       Management functions
        .       Human resources
        .       Broker-dealer, investment adviser or investment banking services
        .       Legal services
        .       Expert services unrelated to the audit

        (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Fund, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Fund for the period from January 27, 2004 to October 31, 2004 were $5,500.

(h)     Not Applicable

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)     Not Applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Dreman Value Management, LLC (the "Sub-Adviser"). The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 9. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, the registrant adopted written procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There was no change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)  Code of Ethics.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule30a-2.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)     Proxy Voting Policies and Procedures.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund

By:
    ------------------------------------------

Name:   Nicholas Dalmaso

Title:  Chief Legal and Executive Officer

Date:

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    ------------------------------------------

Name:   Nicholas Dalmaso

Title:  Chief Legal and Executive Officer

Date:

By:
    ------------------------------------------

Name:   Steven M. Hill

Title:  Treasurer and Chief Financial Officer

Date: